UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

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Dynasil Corporation of America

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(Exact name of registrant as specified in its charter)

Delaware	000-27503	22-1734088
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(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

313 Washington Street, Suite 403, Newton, MA 02458

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(Address of principal executive offices)

(617)-668-6855

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(Registrant's telephone number, including area code)

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Pursuant to Regulation FD, Dynasil Corporation of America (“Dynasil” or the “Company”) hereby furnishes slides that the Company will present to stockholders and investors on or after February 26, 2015. The slides are attached hereto as Exhibit 99.1. These slides will be available on Dynasil’s website at www.dynasil.com. The information furnished by the Company pursuant to this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Slides presented by Dynasil Corporation of America to stockholders on or after February 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNASIL CORPORATION OF AMERICA

Date: February 26, 2015	By:	/s/ Thomas C. Leonard
	Name:	Thomas C. Leonard
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides presented by Dynasil Corporation of America to stockholders on or after February 26, 2015.